Exhibit 99

PRESS RELEASE

GE Announces Launch of Debt Tender Offers

GE Announces Tender Offers to Purchase: (1) up to $7,000,000,000 Aggregate Principal Amount (U.S. Dollar Equivalent) of the Securities Listed in Table I Below, (2) up to $7,500,000,000 Aggregate Principal Amount (U.S. Dollar Equivalent) of the Securities Listed in Table II Below, and (3) up to $8,500,000,000 Aggregate Principal Amount (U.S. Dollar Equivalent) of the Securities Listed in Table III Below

•	GE using proceeds from recently closed AerCap GECAS transaction to reduce debt
•	Expect to achieve more than $75 billion of gross debt reduction since 2018 and remain committed to reducing leverage over time

BOSTON – November 10, 2021 – GE (NYSE:GE) announces for its own account (including as successor of General Electric Capital Corporation and General Electric Capital Services Inc. and on behalf of GE Capital International Funding Company Unlimited Company (formerly GE Capital International Funding Company), GE Capital European Funding Unlimited Company (formerly GE Capital European Funding), GE Capital UK Funding Unlimited Company (formerly GE Capital UK Funding), GE Capital Funding, LLC, and Security Capital Group Incorporated (for its own account and as successor of SUSA Partnership, L.P.) (collectively, the “Subsidiary Issuers”) an offer to purchase for cash:

•	up to $7,000,000,000 (as converted on the basis set forth herein) (the “Pool One Maximum Amount”) aggregate principal amount of the Pool One Securities (such offer to purchase, the “Pool One Tender Offer”), issued by GE or an affiliate (and assumed or guaranteed by GE);

•	up to $7,500,000,000 (as converted on the basis set forth herein) (the “Pool Two Maximum Amount”) aggregate principal amount of the Pool Two Securities (such offer to purchase, the “Pool Two Tender Offer”), issued by GE or an affiliate (and assumed or guaranteed by GE); and

•	up to $8,500,000,000 (as converted on the basis set forth herein) (the “Pool Three Maximum Amount” and together with the Pool One Maximum Amount and the Pool Two Maximum Amount, the “Maximum Amounts” and each, a “Maximum Amount”) aggregate principal amount of the Pool Three Securities (such offer to purchase, the “Pool Three Tender Offer” and, together with the Pool One Tender Offer and the Pool Two Tender Offer, the “Tender Offers” and each, a “Tender Offer”), issued by GE or an affiliate (and assumed or guaranteed by GE).

Table I: Pool One Securities – Maximum Amount of $7,000,000,000
						Fixed Spread Securities			Fixed Price Securities
Title of Security	Security Identifier(s)	Applicable Maturity Date	Principal Amount Outstanding (millions)	Acceptance Priority Level	Early Participation Amount(1)(2)(3)	Reference Treasury Security / Interpolated Rate	Bloomberg Reference Page/Screen	Fixed Spread (basis points)(2)	Total Consideration(1)(3)
0.800% Notes due 2022***††	CUSIP: — ISIN: XS1169353254	January 21, 2022	€252.151	1	€50	N/A	N/A	N/A	€1,003.00
0.375% Notes due 2022**	CUSIP: — ISIN: XS1612542669	May 17, 2022	€816.383	2	€50	N/A	N/A	N/A	€1,003.75
3.150% Notes due 2022†	CUSIP: 36962G6F6 ISIN: US36962G6F61	September 7, 2022	$620.076	3	$50	0.125% U.S.T. due August 31, 2022	FIT3	22	N/A
5.980% Notes due 2022***††	CUSIP: — ISIN: XS0388392259	September 16, 2022	€100.000	4	€50	N/A	N/A	N/A	€1,051.25
2.700% Notes due 2022	CUSIP: 369604BD4 ISIN: US369604BD45	October 9, 2022	$752.538	5	$50	0.125% U.S.T. due September 30, 2022	FIT3	20	N/A
3.100% Notes due 2023†	CUSIP: 36962G6S8 ISIN: US36962G6S82	January 9, 2023	$690.982	6	$50	0.125% U.S.T. due December 31, 2022	FIT4	30	N/A
Floating Rate Notes due March 2023†	CUSIP: 36966THT2 ISIN: US36966THT25	March 15, 2023	$437.642	7	$50	N/A	N/A	N/A	$1,011.25
2.625% Notes due 2023***††	CUSIP: — ISIN: XS0874840845	March 15, 2023	€543.097	8	€50	March 2023 Interpolated Rate	ICAE1	(5)	N/A
Floating Rate Notes due April 2023†	CUSIP: 36966TJA1 ISIN: US36966TJA16	April 15, 2023	$152.470	9	$50	N/A	N/A	N/A	$1,010.00
1.250% Notes due 2023**	CUSIP: — ISIN: XS1238901166	May 26, 2023	€766.050	10	€50	May 2023 Interpolated Rate	ICAE1	5	N/A
4.125% Notes due 2023***†††	CUSIP: — ISIN: XS0971723233	September 13, 2023	£550.000	11	£50	UKT 2.250% due 7-Sep-23	FIT GLT0-10	44	N/A
3.375% Notes due 2024*	CUSIP: 369604BG7 ISIN: US369604BG75	March 11, 2024	$437.778	12	$50	0.750% U.S.T. due November 15 2024	FIT1	0	N/A
Floating Rate Notes due 2024*†	CUSIP: 36962GL36 ISIN: US36962GL367	May 13, 2024	$157.632	13	$50	N/A	N/A	N/A	$1,000.00
3.450% Notes due 2024†	CUSIP: 36962G7K4 ISIN: US36962G7K48	May 15, 2024	$527.570	14	$50	0.750% U.S.T. due November 15 2024	FIT1	0	N/A
3.450% Notes due 2025††††	CUSIP: 36166NAG8 ISIN: US36166NAG88	May 15, 2025	$1,350.000	15	$50	1.125% U.S.T. due October 31, 2026	FIT1	22	N/A
0.875% Notes due 2025**	CUSIP: — ISIN: XS1612542826	May 17, 2025	€2,000.000	16	€50	May 2025 Interpolated Rate	ICAE1	9	N/A
3.373% Notes due 2025****†††††	CUSIPs: 36164NFG5 36164PFG0 36164Q6M5 ISINs: US36164NFG51 US36164PFG00 US36164Q6M56	November 15, 2025	$1,979.425	17	$50	1.125% U.S.T. due October 31, 2026	FIT1	2	N/A

5.550% Notes due 2026†	CUSIP: 36962GT95 ISIN: US36962GT956	January 5, 2026	$494.725	18	$50	1.125% U.S.T. due October 31, 2026	FIT1	10	N/A
Floating Rate Notes due 2026†	CUSIP: 36962GW75 ISIN: US36962GW752	May 5, 2026	$925.000	19	$50	N/A	N/A	N/A	$998.75

Table II: Pool Two Securities – Maximum Amount of $7,500,000,000
						Fixed Spread Securities			Fixed Price Securities
Title of Security	Security Identifier(s)	Applicable Maturity Date	Principal Amount Outstanding (millions)	Acceptance Priority Level	Early Participation Amount(1)(2)(3)	Reference Treasury Security / Interpolated Rate	Bloomberg Reference Page/Screen	Fixed Spread (basis points)(2)	Total Consideration(1)(3)
4.625% Notes due 2027***††	CUSIP: — ISIN: XS0288429532	February 22, 2027	€600.000	1	€50	February 2027 Interpolated Rate	ICAE1	19	N/A
3.450% Notes due 2027	CUSIP: 369604BV4 ISIN: US369604BV43	May 1, 2027	$1,000.000	2	$50	1.125% U.S.T. due October 31, 2026	FIT1	49	N/A
4.050% Notes due 2027††††	CUSIP: 36166NAH6 ISIN: US36166NAH61	May 15, 2027	$1,000.000	3	$50	1.125% U.S.T. due October 31, 2026	FIT1	54	N/A
1.875% Notes due 2027**	CUSIP: — ISIN: XS1238902057	May 28, 2027	€875.937	4	€50	May 2027 Interpolated Rate	ICAE1	22	N/A
7.500% Notes due 2027††††††	CUSIP: 869049AE6 ISIN: US869049AE62	December 1, 2027	$100.000	5	$50	1.125% U.S.T. due October 31, 2026	FIT1	50	N/A
7.700% Notes due 2028†††††††	CUSIP: 81413PAG0 ISIN: US81413PAG00	June 15, 2028	$200.000	6	$50	1.375% U.S.T. due November 15, 2031	FIT1	20	N/A
5.250% Notes due 2028*****†	CUSIP: — ISIN: XS0096298822	December 7, 2028	£315.119	7	£50	UKT 6.000% due 7-Dec-28	FIT GLT0-10	79	N/A
1.500% Notes due 2029**	CUSIP: — ISIN: XS1612543121	May 17, 2029	€1,465.943	8	€50	May 2029 Interpolated Rate	ICAE1	42	N/A
Floating Rate Notes due 2029******††	CUSIP: — ISIN: XS0223460592	June 29, 2029	€108.000	9	€50	N/A	N/A	N/A	€977.50
3.625% Notes due 2030	CUSIP: 369604BW2 ISIN: US369604BW26	May 1, 2030	$1,250.000	10	$50	1.375% U.S.T. due November 15, 2031	FIT1	36	N/A
4.400% Notes due 2030††††	CUSIP: 36166NAJ2 ISIN: US36166NAJ28	May 15, 2030	$2,900.000	11	$50	1.375% U.S.T. due November 15, 2031	FIT1	41	N/A
5.625% Notes due 2031*†	CUSIP: — ISIN: XS0154681737	September 16, 2031	£129.058	12	£50	UKT 0.250% due 31-Jul-31	FIT GLT0-10	105	N/A
6.750% Notes due 2032†	CUSIP: 36962GXZ2 ISIN: US36962GXZ26	March 15, 2032	$2,969.071	13	$50	1.375% U.S.T. due November 15, 2031	FIT1	73	N/A
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4.550% Notes due 2032††††	CUSIP: 36166NAK9 ISIN: US36166NAK90	May 15, 2032	$750.000	14	$50	1.375% U.S.T. due November 15, 2031	FIT1	60	N/A
3.650% Notes due 2032***††	CUSIP: — ISIN: XS0816246077	August 23, 2032	€290.000	15	€50	August 2032 Interpolated Rate	ICAE1	75	N/A
5.875% Notes due 2033***†††	CUSIP: — ISIN: XS0340495216	January 18, 2033	£650.000	16	£50	UKT 0.875% 31-Jul-33	FIT GLT10-50	98	N/A
7.500% Notes due 2035**††††††††	CUSIP: 36959CAA6 ISIN: US36959CAA62	August 21, 2035	$210.896	17	$50	1.375% U.S.T. due November 15, 2031	FIT1	85	N/A
4.125% Notes due 2035***†	CUSIP: — ISIN: XS0229567440	September 19, 2035	€750.000	18	€50	September 2035 Interpolated Rate	ICAE1	73	N/A
Floating Rate Notes due 2036†	CUSIP: 36962GX74 ISIN: US36962GX743	August 15, 2036	$285.787	19	$50	N/A	N/A	N/A	$925.00

Table III: Pool Three Securities – Maximum Amount of $8,500,000,000
						Fixed Spread Securities			Fixed Price Securities
Title of Security	Security Identifier(s)	Applicable Maturity Date	Principal Amount Outstanding (millions)	Acceptance Priority Level	Early Participation Amount(1)(2)(3)	Reference Treasury Security / Interpolated Rate	Bloomberg Reference Page/Screen	Fixed Spread (basis points)(2)	Total Consideration(1)(3)
2.125% Notes due 2037**†	CUSIP: — ISIN: XS1612543394	May 17, 2037	€1,007.514	1	€50	May 2037 Interpolated Rate	ICAE1	77	N/A
6.150% Notes due 2037†	CUSIP: 36962G3A0 ISIN: US36962G3A02	August 7, 2037	$385.211	2	$50	1.750% U.S.T. due August 15, 2041	FIT1	70	N/A
4.875% Notes due 2037***†	CUSIP: — ISIN: XS0229561831	September 18, 2037	£512.623	3	£50	UKT 1.750% 7-Sep-37	FIT GLT10-50	150	N/A
5.875% Notes due 2038†	CUSIP: 36962G3P7 ISIN: US36962G3P70	January 14, 2038	$1,530.219	4	$50	1.750% U.S.T. due August 15, 2041	FIT1	71	N/A
6.025% Notes due 2038***††	CUSIP: — ISIN: XS0350890470	March 1, 2038	€650.000	5	€50	March 2038 Interpolated Rate	ICAE1	76	N/A
Floating Rate Notes due 2038***†††	CUSIP: — ISIN: XS0357179273	March 5, 2038	£23.100	6	£50	N/A	N/A	N/A	£1,027.50
6.250% Notes due 2038***†††	CUSIP: — ISIN: XS0361336356	May 5, 2038	£267.204	7	£50	UKT 4.750% 7-Dec-38	FIT GLT10-50	106	N/A
6.875% Notes due 2039†	CUSIP: 36962G4B7 ISIN: US36962G4B75	January 10, 2039	$1,197.804	8	$50	1.750% U.S.T. due August 15, 2041	FIT1	76	N/A
8.000% Notes due 2039***†††	CUSIP: — ISIN: XS0408304995	January 14, 2039	£650.000	9	£50	UKT 4.250% 7-Sep-39	FIT GLT10-50	109	N/A
4.250% Notes due 2040	CUSIP: 369604BX0 ISIN: US369604BX09	May 1, 2040	$748.493	10	$50	1.750% U.S.T. due August 15, 2041	FIT1	65	N/A
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5.375% Notes due 2040*****†	CUSIP: — ISIN: XS0182703743	December 18, 2040	£350.086	11	£50	UKT 4.250% 7-Dec-40	FIT GLT10-50	111	N/A
4.125% Notes due 2042	CUSIP: 369604BF9 ISIN: US369604BF92	October 9, 2042	$478.687	12	$50	1.750% U.S.T. due August 15, 2041	FIT1	75	N/A
4.500% Notes due 2044	CUSIP: 369604BH5 ISIN: US369604BH58	March 11, 2044	$689.918	13	$50	1.750% U.S.T. due August 15, 2041	FIT1	75	N/A
4.350% Notes due 2050	CUSIP: 369604BY8 ISIN: US369604BY81	May 1, 2050	$1,276.624	14	$50	2.000% U.S.T. due August 15, 2051	FIT1	75	N/A
4.418% Notes due 2035****†††††	CUSIPs: 36164NFH3 36164PFH8 36164QNA2 ISINs: US36164NFH35 US36164PFH82 US36164QNA21	November 15, 2035	$11,464.668	15	$50	1.375% U.S.T. due November 15, 2031	FIT1	75	N/A

*	Admitted to trading on the Regulated Market of the Luxembourg Stock Exchange.

**	Listed on the New York Stock Exchange.

***	Admitted to trading on the Regulated Market of the London Stock Exchange.

****	Admitted to trading on the Regulated Market of Euronext Dublin.

*****	Admitted to trading on the Regulated Market of the London Stock Exchange and the Luxembourg Stock Exchange.

******	Admitted to trading on the Regulated Market of the Luxembourg Stock Exchange and Euronext Dublin.

†	Originally issued by General Electric Capital Corporation.

††	Issued by GE Capital European Funding Company Unlimited Company (formerly known as GE Capital European Funding).

†††	Issued by GE Capital UK Funding Company Unlimited Company (formerly known as GE Capital UK Funding).

††††	Issued by GE Capital Funding, LLC.

†††††	Issued by GE Capital International Funding Company Unlimited Company (formerly known as GE Capital International Funding Company).

††††††	Issued by Security Capital Group Incorporated (as successor to SUSA Partnership, L.P.).

†††††††	Issued by Security Capital Group Incorporated.

††††††††	Originally issued by General Electric Capital Services, Inc.

(1)	Per $1,000, £1,000 or €1,000 principal amount.

(2)	The Total Consideration payable for each series of Fixed Spread Securities will be at a price per $1,000, £1,000 or €1,000 principal amount of such series of Fixed Spread Securities validly tendered on or prior to the Early Participation Date and accepted for purchase by us, which is calculated using the applicable Fixed Spread, and when calculated in such a manner already includes the applicable Early Participation Amount. In addition, holders whose Securities are accepted for purchase will also receive any Accrued Interest on such Securities. Holders of Securities that are validly tendered after the Early Participation Date and at or before the Expiration Date and accepted for purchase will receive only the applicable Late Tender Offer Consideration, which does not include the applicable Early Participation Amount, together with any Accrued Interest on such Securities.

(3)	The Total Consideration payable for each series of Fixed Price Securities will be at a fixed price per $1,000, £1,000 or €1,000 principal amount of such series of Fixed Price Securities validly tendered on or prior to the Early Participation Date and accepted for purchase by us, as set forth above. In addition, holders whose Securities are accepted for purchase will also receive any Accrued Interest on such Securities. Holders of Securities that are validly tendered after the Early Participation Date and at or before the Expiration Date and accepted for purchase will receive only the applicable Late Tender Offer Consideration, which does not include the applicable Early Participation Amount, together with any Accrued Interest on such Securities.

Each Tender Offer is made upon the terms and subject to the conditions set forth in the offer to purchase, dated November 10, 2021 (as it may be amended or supplemented from time to time,

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the “Offer to Purchase”). Capitalized terms used but not defined in this announcement have the meanings given to them in the Offer to Purchase.

Copies of the Offer to Purchase are available from the Information and Tender Agent as set out below. Capitalized terms used in this announcement but not defined have the meanings given to them in the Offer to Purchase. All documentation relating to the Offer to Purchase, together with any updates will be available via the Offer Website: www.dfking.com/ge.

Timetable for the Tender Offers

Event	Date

Commencement of the Tender Offers	November 10, 2021

Early Participation Date	5:00 p.m., New York City time, on November 24, 2021, unless extended by us in respect of the applicable Tender Offer in our sole and absolute discretion.

Withdrawal Date	5:00 p.m., New York City time, on November 24, 2021, unless extended by us in respect of the applicable Tender Offer in our sole and absolute discretion.

Reference Yield Determination Date	10:00 a.m., New York City time, on November 29, 2021, unless extended by us in respect of the applicable Tender Offer in our sole and absolute discretion.

Early Payment Date	The applicable Early Payment Date will be promptly following the Early Participation Date and is expected to be on or about December 1, 2021.

Expiration Date	11:59 p.m., New York City time, on December 9, 2021, unless extended by us in respect of the applicable Tender Offer or the applicable Tender Offer is earlier terminated by us, in each case, in our sole and absolute discretion.

Final Payment Date	The Final Payment Date will be promptly following the applicable Expiration Date and is expected to be on or about December 14, 2021.

Purpose of the Tender Offers

The purpose of the Tender Offers is to purchase certain outstanding debt issued or assumed by GE or issued by a Subsidiary Issuer and to reduce our leverage consistent with our previously announced plans. Securities that are accepted in the Tender Offers will be purchased, retired and cancelled and will no longer remain outstanding obligations of GE or any affiliate of GE.

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Details of the Tender Offers

Each Tender Offer will expire at 11:59 p.m., New York City time, on December 9, 2021, unless extended or earlier terminated by GE in respect of any of the Tender Offers in its sole and absolute discretion (such date and time, as the same may be extended in respect of any of the Tender Offers, the “Expiration Date”). Securities tendered may be withdrawn at any time prior to 5:00 p.m., New York City time, on November 24, 2021, unless extended by GE in its sole and absolute discretion (such date and time, as the same may be extended with respect to any of the Tender Offers, the “Withdrawal Date”), but not thereafter.

Securities validly tendered and not validly withdrawn pursuant to each Tender Offer and accepted for purchase will be accepted in accordance with the applicable acceptance priority levels set forth in Table I, Table II or Table III above, as applicable (the “Acceptance Priority Levels”), and may be subject to proration, all as more fully described herein and in the Offer to Purchase.

A separate instruction must be submitted for each beneficial owner of Securities due to possible proration.

Holders (the “Holders”) of the Securities that are validly tendered at or before 5:00 p.m., New York City time, on November 24, 2021, unless extended by GE in respect of any of the Tender Offers (such date and time, as the same may be extended with respect to any of the Tender Offers, the applicable “Early Participation Date”), and not subsequently validly withdrawn, and accepted for purchase will receive the applicable Total Consideration (as defined below) for their Securities, which includes the applicable early participation amount for the applicable series of Securities set forth in Table I, Table II or Table III above, as applicable (the applicable “Early Participation Amount”), together with any accrued and unpaid interest on the Securities from, and including, the most recent interest payment date prior to the applicable Payment Date up to, but not including, the applicable Payment Date (“Accrued Interest”). Holders validly tendering their Securities after the applicable Early Participation Date but before the applicable Expiration Date will only be eligible to receive the applicable “Late Tender Offer Consideration,” which is equal to the applicable Total Consideration minus the applicable Early Participation Amount, together with any Accrued Interest.

Each Tender Offer is subject to certain conditions. Subject to GE’s right to terminate any of the Tender Offers, and subject to the applicable Maximum Amount, the applicable Acceptance Priority Levels and proration, GE will purchase (i) the Securities that have been validly tendered (and not subsequently validly withdrawn) at or before the applicable Early Participation Date, subject to all conditions to the applicable Tender Offer having been satisfied or waived by GE, promptly following the applicable Early Participation Date (the date of such purchase, which is expected to be the fourth business day following the applicable Early Participation Date, the “Early Payment Date”) and (ii) the Securities that have been validly tendered after the applicable Early Participation Date but at or before the applicable Expiration Date, subject to all conditions to the applicable Tender Offer having been satisfied or waived by GE, promptly following the applicable Expiration Date (the date of such purchase, which is expected to be the third business day following the applicable Expiration Date, the “Final Payment Date,” and together with the applicable Early Payment Date, each a “Payment Date”).

With respect to each Tender Offer, the Securities accepted for purchase will be accepted in accordance with their Acceptance Priority Levels (with 1 being the highest Acceptance Priority Level and 19 being the lowest Acceptance Priority Level for the Pool One Tender Offer, with 1

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being the highest Acceptance Priority Level and 19 being the lowest Acceptance Priority Level for the Pool Two Tender Offer and with 1 being the highest Acceptance Priority Level and 15 being the lowest Acceptance Priority Level for the Pool Three Tender Offer), subject to the limitations that (i) the aggregate principal amount of Securities to be accepted in the Pool One Tender Offer will not exceed the Pool One Maximum Amount, (ii) the aggregate principal amount of Securities to be accepted in the Pool Two Tender Offer will not exceed the Pool Two Maximum Amount and (iii) the aggregate principal amount of Securities to be accepted in the Pool Three Tender Offer will not exceed the Pool Three Maximum Amount.

With respect to each Tender Offer, Securities validly tendered and not validly withdrawn on or before the applicable Early Participation Date having a higher Acceptance Priority Level will be accepted before any Securities validly tendered and not validly withdrawn before the applicable Early Participation Date having a lower Acceptance Priority Level are accepted in such Tender Offer, and all Securities validly tendered after the applicable Early Participation Date having a higher Acceptance Priority Level will be accepted before any Securities tendered after the applicable Early Participation Date having a lower Acceptance Priority Level are accepted in such Tender Offer, in each case subject to the applicable Maximum Amount. With respect to each Tender Offer, Securities validly tendered and not validly withdrawn on or before the applicable Early Participation Date will be accepted for purchase in priority to other Securities tendered after the applicable Early Participation Date, even if such Securities tendered after the applicable Early Participation Date have a higher Acceptance Priority Level than Securities tendered on or before the applicable Early Participation Date. Furthermore, if the amount of Securities validly tendered and not validly withdrawn prior to or at the applicable Early Participation Date exceeds the applicable Maximum Amount, Holders who validly tender Securities in such Tender Offer after the applicable Early Participation Date will not have any of their Securities accepted for purchase regardless of the Acceptance Priority Level of such Securities unless GE increases the applicable Maximum Amount.

We reserve the right, but are not obligated, to (i) increase any Maximum Amount or (ii) decrease any Maximum Amount, in each case in our sole and absolute discretion and in accordance with applicable law. Any such increase or decrease may be made on the basis of Securities validly tendered through the Early Participation Date, and promptly announced on the business day immediately following the Early Participation Date. Any such increase or decrease may be made without extending the applicable Withdrawal Date or otherwise reinstating withdrawal rights, except as required by applicable law.

With respect to each Tender Offer, if, on the applicable Early Payment Date or the applicable Final Payment Date, there are sufficient remaining funds to purchase some, but not all, of the remaining tendered Securities in any Acceptance Priority Level for any Tender Offer without exceeding the applicable Maximum Amount for such Tender Offer, we will accept for payment such tendered Securities on a prorated basis, with the proration factor for such Acceptance Priority Level depending on the aggregate principal amount (converted into U.S. Dollars where applicable as described above) of Securities of such Acceptance Priority Level validly tendered.

The “Total Consideration” payable for each series of Fixed Spread Securities will be a price per $1,000, £1,000 or €1,000 principal amount of such series of Fixed Spread Securities equal to an amount, calculated in accordance with Schedule C-1, C-2 or C-3 to the Offer to Purchase, as applicable, that would reflect, as of the applicable Early Payment Date, a yield to the applicable maturity date of such series of Fixed Spread Securities equal to the sum (such sum being annualized in the case of the Fixed Spread Sterling Securities) of (i) the Reference Yield (as defined below) for such series, determined at 10:00 a.m., New York City time, on the second

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business day following the applicable Early Participation Date, which is expected to be November 29, 2021 (the “Reference Yield Determination Date”) plus (ii) the fixed spread applicable to such series, as set forth in Table I, Table II or Table III, as applicable (the “Fixed Spread”), in each case minus accrued and unpaid interest on such Securities from, and including, the most recent interest payment date prior to the applicable Early Payment Date up to, but not including, the applicable Early Payment Date. The “Reference Yield” will be calculated in accordance with standard market practice and will correspond to (i) for each series of Fixed Spread Dollar Securities, the bid-side price of the applicable Reference Security as displayed on the applicable Reference Page as set forth in Table I, Table II or Table III, as applicable, (ii) for each series of Fixed Spread Sterling Securities, the mid-market price of the applicable Reference Security based upon the arithmetic mean of the bid and offered prices of the applicable Reference Security on the applicable Reference Page as set forth in Table I, Table II or Table III, as applicable, and (iii) for each series of Fixed Spread Euro Securities, the applicable Interpolated Rate for such series set forth in Table I, Table II or Table III, as applicable.

The “Total Consideration” payable for each series of Fixed Price Securities will be a price per $1,000, £1,000 or €1,000 principal amount of such series of Fixed Price Securities listed in Table I, Table II or Table III, as applicable.

The applicable Total Consideration includes the applicable Early Participation Amount.

For further details on the procedures for tendering the Securities, please refer to the Offer to Purchase, including the procedures set out under the heading “The Tender Offers—Procedures for Tendering Securities” of the Offer to Purchase.

GE has retained BofA Securities, Merrill Lynch International and J.P. Morgan Securities LLC to act as the Global Coordinators and the Lead Dealer Managers, Deutsche Bank Securities Inc., Deutsche Bank AG, London Branch and Morgan Stanley & Co. LLC to act as the Lead Dealer Managers, BNP Paribas Securities Corp., HSBC Securities (USA) Inc., Mizuho Securities USA LLC and SMBC Nikko Securities America, Inc. to act as the Senior Co-Dealer Managers and Academy Securities, Inc., R. Seelaus & Co., LLC, Samuel A. Ramirez & Company, Inc. and Siebert Williams Shank & Co., LLC to act as the Co-Dealer Managers, in connection with the Tender Offers (collectively, the “Dealer Managers”). Questions regarding terms and conditions of the Tender Offers should be directed to BofA Securities at +1 (888) 292-0070 (toll free), +1 (980) 287-6959 (collect) or (980) 388-0539, to Merrill Lynch International at +44 20 7996 5420 (collect), to J.P. Morgan Securities LLC at +1 (866) 834-4666 (toll free), +1 (212) 834-4045 (collect), +44 20 7134 2468 (UK), to Deutsche Bank Securities Inc. at +1 (866) 627-0391 (toll free), +1 (212) 250-2955 (collect), to Deutsche Bank AG, London Branch at +44 20 7545 8011 or to Morgan Stanley & Co. LLC at +1 (800) 624-1808 (toll free), +1 (212) 761-1057 (collect).

D.F. King has been appointed the information and tender agent with respect to the Tender Offers (the “Information and Tender Agent”). The Offer to Purchase can be accessed at the Offer Website: http://www.dfking.com/ge. Questions or requests for assistance in connection with the Tender Offers for the Securities or for additional copies of the Offer to Purchase may be directed to the Information and Tender Agent at +1 (800) 755-7250 (toll free), +1 (212) 269-5550 (collect), +44 20 7920 9700 (London) or via e-mail at ge@dfking.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Tender Offers.

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GE reserves the right, in its sole discretion, not to purchase any Securities or to extend, re-open, withdraw or terminate any Tender Offer and to amend or waive any of the terms and conditions of any Tender Offer in any manner, subject to applicable laws and regulations.

Holders are advised to read carefully the Offer to Purchase for full details of and information on the procedures for participating in any Tender Offer.

Holders are advised to check with any custodian or nominee, or other intermediary through which they hold Securities, whether such entity would require the receipt of instructions to participate in, or notice of a revocation of their instruction to participate in, any Tender Offer before the deadlines specified above. The deadlines set by any custodian or nominee, or by the relevant Clearing System, for the submission and revocation of Tender Instructions may be earlier than the relevant deadlines specified above.

Unless stated otherwise, announcements in connection with the Tender Offers will be made available on GE’s website at www.genewsroom.com. Such announcements may also be made by (i) the issue of a press release and (ii) the delivery of notices to the Clearing Systems for communication to Direct Participants. Copies of all such announcements, press releases and notices can also be obtained from the applicable Information Agent and Tender Agent, the corresponding contact details for whom are set out above. Significant delays may be experienced where notices are delivered to the Clearing Systems and Holders are urged to contact the Information Agent and Tender Agent for the relevant announcements relating to the Tender Offers. In addition, all documentation relating to the Offer to Purchase, together with any updates, will be available via the Offer Website: http://www.dfking.com/ge.

DISCLAIMER This announcement must be read in conjunction with the Offer to Purchase. This announcement and the Offer to Purchase contain important information which should be read carefully before any decision is made with respect to the Tender Offers. If you are in any doubt as to the contents of this announcement or the Offer to Purchase or the action you should take, you are recommended to seek your own financial, legal and tax advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Securities are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Tender Offers. None of GE, the Subsidiary Issuers, the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates makes any recommendation as to whether or not Holders should tender their Securities in the Tender Offers.

None of GE, the Subsidiary Issuers, the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for the accuracy or completeness of the information concerning GE, the Securities or the Tender Offers contained in this announcement or in the Offer to Purchase. None of GE, the Subsidiary Issuers, the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates is acting for any Holder, or will be responsible to any Holder for providing any protections which would be afforded to its clients or for providing advice in relation to the Tender Offers, and accordingly none of GE, the Subsidiary Issuers, the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for any failure by GE to disclose information with regard to GE or Securities which is material in the context of the Tender Offers and which is not otherwise publicly available.

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General

This announcement is for informational purposes only. The Tender Offers are being made solely pursuant to the Offer to Purchase. Neither this announcement nor the Offer to Purchase, or the electronic transmission thereof, constitutes an offer to sell or buy Securities, as applicable, in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer or solicitation under applicable securities laws or otherwise. The distribution of this announcement in certain jurisdictions may be restricted by law. In those jurisdictions where the securities, blue sky or other laws require the Tender Offers to be made by a licensed broker or dealer and the Dealer Managers or any of their respective affiliates is such a licensed broker or dealer in any such jurisdiction, the Tender Offers shall be deemed to be made by the Dealer Managers or such affiliate (as the case may be) on behalf of GE in such jurisdiction.

No action has been or will be taken in any jurisdiction that would permit the possession, circulation or distribution of either this announcement, the Offer to Purchase or any material relating to GE, any subsidiary of GE or the Securities in any jurisdiction where action for that purpose is required. Accordingly, none of this announcement, the Offer to Purchase or any other offering material or advertisements in connection with the Tender Offers may be distributed or published, in or from any such country or jurisdiction, except in compliance with any applicable rules or regulations of any such country or jurisdiction.

The distribution of this announcement and the Offer to Purchase in certain jurisdictions may be restricted by law. Persons into whose possession this announcement or the Offer to Purchase comes are required by GE, the Subsidiary Issuers, the Dealer Managers, the Information and Tender Agent to inform themselves about, and to observe, any such restrictions.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

This announcement does not constitute an offer of securities to the public in any Member State of the European Economic Area (a “Relevant State”). In any Relevant State, this communication is only addressed to and is only directed at qualified investors within the meaning of Article 2(e) of the Regulation (EU) 2017/1129 (as amended or superseded) (the “Prospectus Regulation”) in that Relevant State. This announcement and information contained herein must not be acted on or relied upon by persons who are not qualified investors within the meaning of Article 2(e) of the Prospectus Regulation.

In the United Kingdom, this communication is only addressed to and is only directed at qualified investors within the meaning of the Prospectus Regulation as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018, who are also: (i) persons falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)); or (ii) high net worth companies, and other persons to whom it may otherwise lawfully be communicated, falling within Article 49(2)(a) to (d) of the Financial Promotion Order (such persons together being “relevant persons”). The Securities are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such Securities will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on this document or any of its contents.

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Each Holder participating in the Tender Offers will give certain representations in respect of the jurisdictions referred to above and generally as set out in the Offer to Purchase. Any tender of Securities pursuant to the Tender Offers from a Holder that is unable to make these representations will not be accepted. Each of GE, the Subsidiary Issuers, the Dealer Managers, the Information and Tender Agent reserves the right, in its absolute discretion, to investigate, in relation to any tender of Securities pursuant to the Tender Offers, whether any such representation given by a Holder is correct and, if such investigation is undertaken and as a result GE determines (for any reason) that such representation is not correct, such tender shall not be accepted.

Special Note Regarding Forward-Looking Statements

This announcement contains “forward-looking statements”—that is, statements related to future, not past, events. These forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “preliminary,” or “range.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) the expected timing, size or other terms of each Tender Offer and GE’s ability to complete each Tender Offer, (2) the ability to effect the spin-off transactions and to meet the conditions related thereto, (3) potential uncertainty during the pendency of the spin-off transactions that could affect GE’s financial performance, (4) the possibility that the spin-off transactions will not be completed within the anticipated time period or at all, (5) the possibility that the spin-off transactions will not achieve their intended benefits, (6) the possibility of disruption, including changes to existing business relationships, disputes, litigation or unanticipated costs in connection with the spin-off transactions, (7) uncertainty of the expected financial performance of GE or the separated companies following completion of the spin-off transactions, (8) negative effects of the announcement or pendency of the spin-off transactions on the market price of GE’s securities and/or on the financial performance of GE, (9) evolving legal, regulatory and tax regimes, (10) changes in general economic and/or industry specific conditions, (11) actions by third parties, including government agencies, and (12) other risk factors as detailed from time to time in GE’s reports filed with the SEC, including GE’s Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, periodic current reports on Forms 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive.

These or other uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. Forward-looking statements speak only as of the date they were made, and we disclaim and we do not undertake any obligation to update or revise any forward-looking statement in this announcement, except as required by applicable law or regulation.

About GE

GE (NYSE:GE) rises to the challenge of building a world that works. For more than 125 years, GE has invented the future of industry, and today the company’s dedicated team, leading

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technology, and global reach and capabilities help the world work more efficiently, reliably, and safely. GE’s people are diverse and dedicated, operating with the highest level of integrity and focus to fulfill GE’s mission and deliver for its customers. www.ge.com.

GE’s Investor Relations website at www.ge.com/investor and our corporate blog at www.ge.com/reports and @GE_Reports on Twitter, as well as GE’s Facebook page and Twitter accounts, contain a significant amount of information about GE, including financial and other information for investors. GE encourages investors to visit these websites from time to time, as information is updated and new information is posted. The contents of these websites are not incorporated by reference into this press release or any report or document GE files with the SEC, and any references to the websites are intended to be inactive textual references only.

GE Investor Contact

Steve Winoker, 617.443.3400
swinoker@ge.com

GE Media Contact

Mary Kate Mullaney, 202.304.6514

Marykate.nevin@ge.com

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